Result on disposal of group companies	12 Months Ended
Dec. 31, 2020
Result on disposal of group companies [abstract]
Result on disposal of group companies

24 Result on disposal of group companies

Result on disposal of group companies
	2020	2019	2018
ING Lease Italy		-2	-123
ING Mauritius		119
Cel Data Services	-3
	-3	117	-123

In 2020 ING realized a EUR -3 million loss on the sale of Cel Data Services N.V. against net assets disposed of EUR 4 million. Cel Data Services N.V. is active in ATM services including cash loading and ICT managed services for ING’s Belgian retail branches, other Belgian financial institutions and retail shops.

In 2019 the Result on disposal of group companies is mainly impacted by the sale of ING’s stake in Kotak Mahindra Bank by ING Mauritius during 1Q 2019. ING Mauritius is in the process of being liquidated and consequently, the release of the currency translation reserve (CTA) and the release of the Net Investment Foreign Entities reserve resulted in a one-off gain of EUR 119 million.

The Result on disposal of group companies includes the result (fair value less cost to sell) on the sale of part of the ING Lease Italy business amounting to EUR -123 million, which was recognised in 2018 and a final result of EUR -2 million recognised in 2019.